SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):


                                November 3, 1999

                          LIGHT ENERGY MANAGEMENT, INC.
                            (Formerly WHY NOT?, INC.)
             (Exact name of registrant as specified in its charter)

                          Nevada 33-55254-11 87-0438458
                (State or other juris- (Commission (IRS Employer
           diction of incorporation) File Number) Identification No.)

                94 Rue de Lausanne CH1202 Geneva, Switzerland N/A
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 41-22-9000000

                                 WHY NOT?, INC.
                                  Same Address
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         On November 3, 1999, the Company entered into a Plan or Reorganization with Beijing Shijiyonglian Ruanjian Jishu Youxian Gongsi (Beijing Forlink Software Technology Co. Ltd, hereinafter ABFSTC@), under the terms of which BFSTC will gain control of the Company.

         Pursuant to the Plan of Reorganization, the Company will acquire 100% of the issued and outstanding shares of BFSTC in exchange for 20,000,000 shares of the Company's authorized, but unissued, common stock. As described in more detail in Item 2 herein, BFSTC is engaged in the Internet e-commerce and Internet software development business, and the Internet vertical portal business. The business of BFSTC will become the business of the Company.

         The Plan or Reorganization provides that the 20,000,000 shares issued as part of this transaction will be delivered to BFSTC at a closing on or before November 21, 1999. At this point, the closing has taken place and control of the Company will effectively be transferred to BFSTC.

         BFSTC's shareholders, Zhao Xiaoxia, Che Liang, Song Wei and Zhang Jie, also are parties to the Plan of Reorganization and they are obligated to deliver 100% of the issued and outstanding shares of BFSTC to the Company at the Closing.

         At the Closing, the Company delivered a signed consent or minutes of its Board of Directors and a Majority Consent of its shareholders, approving and authorizing the Plan of Reorganization. BFSTC also delivered a signed consent or minutes of its Board of Directors approving and authorizing the Plan of Reorganization at the Closing.

         Under the terms of the Plan or Reorganization, at the Closing the Company's Board of Directors elected three new directors, as named by the shareholders of BFSTC, to act as the officers and directors of the Company. One of the Company's two current directors resigned at the Closing and the other will resign at the time an amended Form 8-K is filed reflecting the Company's audited combined financial statements.

         The Plan of Reorganization also calls for BFSTC to provide the Company with wire transfer instruction so the Company can transfer $275,000 from it account at the Bank of Montreal in Vancouver, BC, Canada.

         In December of 1998 the Company's name changed to Light Energy Management, Inc. as part of a proposed transaction which was not completed. Management changed the company's name in anticipation of that transaction. When the transaction did not proceed, the Company's former name, Why Not?, Inc., no longer was available and the Company was unable to change its name back to Why Not?, Inc. For that reason, the Company's name remains Light Energy Management, Inc. and the Plan or Reorganization refers to the Company as Light Energy Management, Inc.

Item 2. Acquisition or Disposition of Assets.

         The following is a description of the business of the corporation acquired pursuant to the Plan or Reorganization described in Item 1 above.

Business Description

Background Information

         It now is common knowledge that the Internet is changing our methods of communication and commerce. Compared with countries such as the United States, China's Internet market started late and is relatively small. According to statistics from the China Internet Network Information Center (CNNIC), China only had 670,000 Internet users by the end of 1997. But the number is growing fast. CNNIC statistics show that the number of Chinese Internet users reached
2.1 million at the end of 1998 and 4 million on June 30, 1999. It is estimated that the number will reach 15 million by the end of 2000.

         The principals of BFSTC all have been in Chinese and/or oversea computer businesses for over ten years, and are experienced in technology development, marketing and management. In particular, they all have an understanding of Internet business and technical capability. One of the principals, Mr. Xiaoxia Zhao, participated the creation of the Yahoo!Japan site as lead engineer. After returning to China, Mr. Zhao became one of the founders and the Chief Technology Officer of GBS Info Tech. Co, a company owned by the Great Wall Computer Group Co., Beijing Telecom and Beijing Ping Cheng Jia Ye Electronic Corp. Ltd. He was in charge of planning, designing, developing and operation of http://www.tonghua.com.cn, a well known search engine and portal site in China. Led by Mr. Zhao, BFSTC has established a Internet technology development team. It is the management's firm belief that, with a strong management and technical team, the company will succeed in both Internet E-commerce and Internet software development businesses.

Company Business

         BFSTC's business is focused in two areas: (1) Building and operating an Internet destination site and E-commerce site, and (2) Developing Internet tools to help other businesses to enter E-commerce business.

Internet Destination Site

         An Internet destination site is different from general-purpose portal site. A general-purpose portal site provides directories and search engines to help users to find information on line. Most of the portal sites also provide news and other services. A destination site, however, is focused on one sector or even one product. After analyzing China's Internet market and the development stage it was in, considering the fact that several large general purpose portal sites were already in place, BFSTC chose to set up a software destination site, Softhouse (www.softhose.com.cn), as its first destination site. BFSTC plans to develop more destination sites later. It chose to start with the software sector because: (1) China's software development was one step behind other developed countries; (2) most of the Chinese Internet users were interested in gaining access to new software; (3) none of the existing software sites in China were advanced enough to meet users demand; (4) BFSTC's software engineers had been in the software business for many years and know the software market well.

         Softhouse hosts software information, online software sales, online software auctions, free software downloading and software forums. Softhouse sells over 10,000 domestic software titles, and provides detailed product introduction and links to software vendors. The following is a detailed description of Softhouse.

Software Information

         At Softhouse, users can get timely software information from around the world, such as sector news, software company news, new product introduction, upcoming product introduction, etc. Users can also easily search for specific software information, price, customer comments and suggestions, etc.

Online Software Sales and Auction

         Softhouse sells software in two ways: online supermarket and online auction. Since BFSTC will sell to the end users directly online, no expensive storefront rental will be paid and inventory is kept low. In fact, some orders are shipped to customers by the software vendors directly. The low cost makes BFSTC's prices competitive. Online sales removed space and time restrictions so


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

that BFSTC can sell to customers worldwide 24 hours a day, 7 days a week. There are over 10,000 software titles available, which include almost all titles available in China. Customers can quickly find the software title they are looking for via category search or multiple keyword rapid search. BFSTC believes that these advantages over traditional sales channels make Softhouse attractive to consumers.

         Online auction is another sales model that brings customers and vendors closer to each other. There are new titles on auction every day, with a starting bid of 1 Yuan. The auction not only attracts customer participation, it also provides vendors with reference on how their software should be priced in the future.

Free Software Downloading

         Free software attracts a lot of users to Softhouse. There are many organizations and individuals providing free software downloading. We try to collect as many titles as possible. There are over 8000 titles of free software available on Softhouse right now and the number is increasing at about 100 titles per day. BFSTC provides category search and multiple keyword rapid search to help users find the software title they are looking for quickly and conveniently.

Software Forum

         Software Forum is a place for users to communicate with each other, publish suggestions, tips and information, look for help and help others. Forums are categorized according to software category. Users can also open up new forums according to their own interests. BFSTC's goal is to build Software Forum as a virtual community to attract more users.
More visitors to BFSTC's site will bring more value to the site.

Software Publishing

         Traditional methods of software publishing are costly and time consuming. Publishing new products on the Internet is much faster and cheaper. Softhouse will become China's online software publishing platform, where vendors will be able to quickly present their new products to larger numbers of software users with very little advertising cost.

         BFSTC's strategy for Softhouse is to provide top quality service and attract large number of visitors so revenue can be generated through both online sales and online advertising. At appropriate times, BFSTC will start online sales of other products.

Internet Tools

         BFSTC has developed its own Internet tool product line: a carrier scale electronic messaging system For-Mail and an enterprise E-commerce system For-Business. Both products have been successfully implemented by customers. For-Mail has been deployed to provide free email service on one of the most famous portal sites in China, www.tonghua.com.cn . Users praise the system as fast, stable, and easy to use. For-Business has been successfully running on the site owned by the largest Chinese computer company, Legend, and one of Japanese giants, Toshiba: www.ltclub.legend.com.cn.

For-Mail V3.0

         For-Mail is a large scale messaging system, designed for ISPs, free email service providers and other companies which need a scalable, stable, administrable email system. It runs on UNIX or LINUX platforms. Its design target is:

      Large scale - can handle more than one million users; High speed - mass access capable; Stable; Administrable - has browser based administration tools;
          Scalable - system can be easily extended when demand increases; Standard - support all RFC related to email; Open - support other email applications.

Unlike other email systems, such as sendmail, For-Mail email has a WEB MAIL subsystem. Email users can complete their email operation on their browser.

For-Mail Specifications:

       Support POP3, IMAP4, SMTP and other email related protocols; Email users can register online; Support Web Mail; Support Nicknames and aliases; Mailbox storage quota; Auto reply; Auto forward; Mail filter;

       Delivery Status Notification (DSN); Support personal address books; Personal profile modified online; Support multi-domains. Spam & Denial of Service Controls; IP filtering;

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

       Mail system runs as common user, not root user; Can delete messages with specific words and email addresses; Store user's information in secure database; Web based administration tools, Unix knowledge not needed; Open administration interface; Administration interface security control; System monitor tools; Save web mail log for statistics;

       Distributed system design; Modular architecture based on service modules; Open, security administration; Scalable mail data storage;

       WWW, SMTP, POP3, Maildata server modules; Adjustable concurrency processes control; Multiple SMTP queue directories; Cache between SMTP and File server; Dynamic load balancing; System can run normally when one machine down;

Independent user authentication database server; Configuration files stored in the same machine; Modules of system can be running on multi servers;

Open interface, other applications can be easily developed; Template www pages, interface can be easily designed for specific style.

       RFC 821 - Simple Mail Transfer Protocol
       RFC 822 - Standard For The Format Of Arpa  Internet Text Messages RFC 974
       - Mail Routing And The Domain System RFC 1123 - Requirements for Internet Hosts -- Application and Support RFC 1652 - SMTP Service Extension for 8bit-MIMEtransport RFC 1869 - SMTP Service Extensions RFC 1892 - The Multipart/Report Content Type for the Reporting of
                           Mail System Administrative Messages
       RFC 1893 - Enhanced Mail System Status Codes

       RFC 1894 - An Extensible Message Format for Delivery Status
                           Notifications
       RFC 1939 - Post Office Protocol - Version 3
       RFC 1957 - Some Observations on Implementations of the Post Office
                           Protocol (POP3)

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


       RFC 2197 - SMTP Service Extension for Command Pipelining RFC 1731 - IMAP4 Authentication Mechanisms RFC 1732 - IMAP4 Compatibility With IMAP2 And IMAP2BIS RFC 1733 - Distributed Electronic Mail Models In IMAP4 RFC 2060
       - Internet Message Access Protocol - Version 4rev1 RFC 2061 - IMAP4 Compatibility With IMAP2BIS RFC 2062 - Internet Message Access Protocol - Obsolete Syntax RFC 2086 - IMAP4 ACL extension RFC 2087 - IMAP4 QUOTA extension RFC 2088 - IMAP4 non-synchronizing literals RFC 2177 - IMAP4 IDLE command RFC 2180 - IMAP4 Multi-Accessed Mailbox Practice RFC 2192 - IMAP URL Scheme RFC 2193 - IMAP4 Mailbox Referrals RFC 2195 - IMAP/POP AUTHorize Extension for Simple

                           Challenge/Response

       RFC 2221 - IMAP4 Login Referrals

For-Business

         For-Business is a complete E-commerce system that runs on UNIX or LINUX platforms. It is clean and requires little data transfer. It is also secure, stable and scalable. It has a friendly user interface and supports remote maintenance.

For-Business has the follow subsystems:

      Product registry;
      Product search;
      Online shopping;
      Order sheet inquiring online; Administration system; Supplier inquiring; Dealer support system; Product release system; Post-sale service and support.

For-Business  has been adopted by large  E-commerce sites such as the site owned
by      the       well-known       companies       Legend      and       Toshiba
(http://www.ltclub.legend.com.cn/).

For-Business Subsystems:

Product Registry System.
-------------------------

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

Product information can be registered by authorized operators.
First, operators can categorize their products and suppliers, then register their product information in the database. Product information includes maker information, supplier information, product description, product picture, FAQ, installation information, product specification, purchase price, list price, sale price, minimum price, etc. Product information can be modified by authorized operators.

Page Design Support System.
----------------------------

    This system has the following two subsystems:

   1. Pages designed manually.
       Main page and other regular page must be designed manually.
   2. Pages designed by program.
       Regular pages can be automatically generated by program.

Product Search System.
-----------------------

Users can use this system to get the product information and inventory status. It has the following sub systems:

   1.   Category search.
        User can enter the category to find the product in which he or she is interested.
   2.   Keyword search.
        User can input the keyword to find the product in which he or she is interested.

Online Shopping.
----------------

         Users can buy products online as if they were shopping in a supermarket. They select the products, put them into shopping carts, then go to the counter to pay. Before paying, users can modify, add or delete items in the shopping carts. After users booked their products, they can inquire about their order sheet's processing status.

Administration System.
----------------------

         The administration system includes an inventory management subsystem, an order sheet management subsystem, and an sales management subsystem. All the subsystems are based on the web. Administrators and authorized operators can operate from anywhere.

         After users order products, the system sends an email to operators who update the order sheet while the order sheet status changes.

         Administrators can use this system to find the sales status and inventory status.

Supplier Inquiring System.
--------------------------

         Suppliers can inquire about the sales status, inventory status and accounts receivable of their products.

Dealer Support System.
-----------------------


         Each dealer can inquire about purchase prices, deal structures, support
information,  new  product  information,   account  payable,  and  send  product
maintenance.

Post-Sale Service and Support System.
-------------------------------------

         After users buy products, they become members. Users can use this system to get many services, such as discounts, special price service, deskhelp services, new product information services, etc.

Security system.
-----------------

Computer system and network security.
--------------------------------------

         The system uses firewall, port reorganization, and access control to prevent unauthorized access.

Data transfer security.
------------------------

         The system uses SSL, RSA, RES and other technology to ensure data cannot be decoded by others.

User level security.
---------------------

         The system uses user password, dynamic password, and one machine/one password to protect user's security.

Market Analysis

Market Environment

The Number of Internet Users in China

         The size of BFSTC's market depends on the number of users in China. According to the China Internet Network Information Center statistics, the number of Internet users in China was 670,000 in December 1997, the number reached 2,100,000 by the end of 1998. In June 1999, that number surged to


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


4,000,000. Although this number is still relatively small, it is increasing at the rate of 200% per year. It is estimated that by the end of the year 2000, the number of Internet users in China will reach 15,000,000.

Online Payment

         The success of online software sales also depends on the availability of secure, convenient, online payment services. Chinese banks are implementing online payment systems. China Merchant Bank, Bank of China, and China Construction Bank have started providing Internet online payment services. It is BFSTC's understanding that by the end of 1999 or early 2000, an authorizing center, led by the Bank of China, with the participation of 11 major Chinese banks, will be online. The availability of online payment services will no longer be a concern at that time.

Delivery

         Presently there are several ways for delivering an order to a customer.

   1) Postal service. It is cheap (usually 10 Yuan for delivering a software CD or diskette), but it is slow (usually takes 3 to 10 days).
   2) EMS and other express delivery. It is fast (usually 1 to 4 days), but it is more expensive (usually 30 Yuan).
   3) Delivery provided by BFSTC. Within the Beijing city limit, the software can be delivered to the customer the same day for free. As more warehouses are established in other cities, it is expected that the same service will be available in other cities, too.



Internet Tool Market

         Since the number of Internet users is growing rapidly, and since the Chinese government is working hard to push the AGet to the Internet@ project (which requires government agencies to get online), there will be more and more web sites in China, including ISP, ICP, etc. There will be increasing demand for the Internet tools. BFSTC's technical team puts it in an advantageous position to occupy the Internet tool market. It has developed two Internet tools, For-Mail and For-Business. Depending on the market needs, it will continue to develop other Internet tools.

         In the global market, the demand for messaging systems and E-commerce systems is even higher. In the messaging system market, the Computer Industry


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


Almanac has reported that by the year 2000, 327 million people around the world will have Internet access. By the year 2000 there will be 25 countries where over 10% of the population will be Internet users. Since many Internet users have more than one email account, the number of messaging system user licenses will even be higher than the number of total Internet users.

         In the E-commerce system market, online purchases have increased dramatically over the past three years, and now an estimated 43 million users are clicking to web sites with credit cards in hand. A recent IDC report predicts revenue from E-commerce will reach $51.1 billion by the year 2002. More E-commerce business obviously means more demand on the E-commerce systems.

         Due to BFSTC's low labor cost, it will be able to market it high-end messaging system, For-Mail, and high-end E-commerce system, For-Business, at lower price and capture some market share on the international market.

Competitive Analysis

Competition to Softhouse (www.software.com.cn)

         As a software E-commerce site, Softhouse's main competitor is Lian Bang Software Co.

         Lian Bang's Advantages: It is China's largest software sales chain; It understands the software market well and has good software sales experience; It also has well established relations with software vendors.

         Lian Bang's Disadvantages: Its online sales competes with its own software retail chain. This conflict is hard to resolve. Even Compaq is having trouble solving a similar problem. It also lacks Internet technical personnel which limits its ability to further develop on the Internet.

         Lian Bang's 8848.net is an E-commerce site. It not only sells software, it also sells hardware, books and even food. On the other hand, Softhouse is a software destination site. It focuses on the software business and tries to establish an software online community. BFSTC's theme and direction is different from that of Lian Bang.

         Major Chinese portal sites such as Sohu, Sina.com and Netease.com may compete with Softhouse for advertising clients. But since Softhouse will be mainly targeting a specific group of advertising clients, namely clients in the software sector, BFSTC does not expect too much competition from these portal sites.

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

Competition in the Internet Tool Market

Carrier Scale Electronic Messaging (E-mail) System

         There are two Chinese companies that have the similar products: Netease and Asiainfo.

         Netease is the first one in China that developed a large scale email server system and currently has the largest market share in China. But Netease's email server has problems in its system design that make it hard for that system to handle more than 300,000 users. Our For-Mail system can easily handle over one million users. Also, Netease has started to provide free email service and will no longer put a lot of effort into the email system development.

         Asiainfo's email server is based on a very expensive hardware system, while For-Mail can run on a wide range of machines, from PC servers to high end servers.

         The main competitor in the US market would be software.com. BFSTC's For-Mail is comparable to software.com's products, yet BFSTC's management believes For-Mail's price can be set at less than half of software.com's prices.

E-commerce system

         Right now there is no well known E-commerce system in the Chinese market. There are many E-commerce solution providers in the US and international market. Those easy to use, wizard-driven catalog builders for small business sell for as low as $399. The more sophisticated ones (those that are comparable to For-Business in features), designed for the large enterprise and for more serious e-commerce applications, sell for more than $3000 for single storefront license and over $6000 for multiple storefront (one IP) license. Again, with BFSTC's low labor cost, For-Business can be marketed at a price that is much lower than the price of comparable products.

Risk Analysis

         The Internet market is growing rapidly. BFSTC's believes that its has technical expertise and successful experience in building destination sites and developing Internet tools. Its management team is strong. However, one of the the risks BFSTC is facing is a lack of funding.

New management of the Company is:

Management Team

Xiaoxia Zhao,                      Master's Degree in Computer Science
------------

Oct. 1998 - present:               Founder,  Chairman  of the  Board  and  Chief
                                   Technical Officer of

Jan. 1998 - Oct. 1998:             Vice President and Chief Technical Officer of
                                   GBS InfoTech. Co.

                                   Designed and supervised the creation of Tonghua search engine and portal site: www.tonghua.com.cn. It became one of the most faous sites in China within half a year. Was in charge of Beijing Telecom 8188 ISP project. The site (www.cj).net.cn) has been in operation since August, 1998 and has become an ISP with 100 million Yuan monthly revenue. Cooperating with the Great Wall Computer Group Co., led the development of the China National Commodity Exchange (www.ccec.com.cn). The system is based on IBM RISC/6000, AIX and NetCommerce and has been in operation since August, 1998. Cooperating with Legend PDA network software.



Aug. 1997 - Jan. 1998:             Chief  Engineer,  Beijing  Long  Ma  Software
                                   Development Co. Ltd. In charge of technology management. In charge of system integration department. Obtained the contract to develop the first phase of the Tonghua project.

1996 - 1997:                       Yahoo!Japan  leading  engineer  In  charge of
                                   Yahoo!Japan operation and support. Cooperated
                                   with Panasoniac to develop specialized search
                                   enging.  Worked  with Lotus on  category  and
                                   search   system   development.   Worked  with
                                   Reuters   and   Daily   News  on  news   page
                                   development.

1991 - 1996:                       System  Engineer,   Japan  Itochu  Group  CRC
                                   Research    Institute.    Developed    Itochu
                                   automobile  export system.  Itochu  financial
                                   system.   In  charge   of  Great   Wall  Unix
                                   operating system technical support.

1989 - 1991:                       Project  Manager,  China Great Wall  Computer
                                   Group  Co.   Participated   Great  Wall  Unix
                                   Chinese system development. Was in charge of Sco Xenix 2.21 - Sco Unix 3.2 Chinese system development. In charge of Great Wall Unix operating system technical support.


Liang Che,                         Master's Degree in Computer Science
----------

1998 - Present:                    Founder,   President   of  Forlink   Software
                                   Technology Co, Ltd.

1996 - 1998:                       President, Shenzen Shen Pu Computer Co. Ltd.

                                   Developed Shanghai railway ticketing system, the largest ticketing system in China.


1992 - 1996 :                      Middle   China/South   West  China   District
                                   general manager, Legend Advanced Systems Co.,
                                   Ltd.

                                   Co-founded the Legend Advanced Systems Co., Ltd. in 1992. In 1996, the company became the largest system integrator in China wilth revenue exceeding $5million a year.

1989 - 1992:                       Computer sales, Shenzen She Ge Computer Co.

Jie Zhang,                         Master's Degree in Computer Science
---------
1998 - Present:                    Founder,    Vice   President,    Manager   of
                                   Technology Development Department.

1989 - 1998:                       Senior Engineer,  South China Computer Co. 10
                                   In Charge of CEDGA  monitor card In charge of
                                   iron    temperature    control    ASIC   chip
                                   development.  In charge of network design for
                                   networks   composed   of  SUN,   SGI,   CISCO
                                   equipments.  In Feb.  1995 - Aug.  1996,  was
                                   sent  to  Japan  to  research   international
                                   banking software system on Fujitsu M series super computer.


1988 - 1989                        While   in   school,   participated   in  the
                                   development  of the  Chinese  version  of the
                                   Chinese  version  of the Hua Sheng  Operating
                                   System  Shell.   Also   participated  in  the
                                   development of the Chinese version of Unix system, which is a government funded national project.

Chongxiu Liu,                      Bachelor's   Degree   in   Finance,   Beijing
                                   Business College

Apr. 1999 - Present:               Manager of Information Systems

1996 - 1999:                       China Workers Insurance Association

         Eventually, management of BFSTC will become the management of the Company.

Item 3. Not Applicable.

Note 4. Not Applicable.

Item 5. Not Applicable.

Item 6. Not Applicable.

Item 7. Financial Statements and Exhibits.

         The financial statements and pro forma financial information required to be submitted with this Form 8-K will be filed by amendment within 60 days of the date that this form is filed.

         File herewith as Exhibit No. (2) is the Plan of Reorganization.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT ENERGY MANAGEMENT, INC.
\s\ Michael A.J. Harrop
---------------------------------
Michael A.J. Harrop/President


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